UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2019, the Company announced it entered into an equity financing with an accredited investor (“Investor”) for up to $800,000 through the purchase of shares of the Company’s Series A Convertible Preferred Stock. On June 2, 2020, the Company entered into a securities purchase agreement (the “Series A Purchase Agreement”) with the Investor, whereby the Investor purchased fifty-one thousand six hundred (51,600) shares of Series A Convertible Preferred Stock, with a Stated Value of $1.00, of the Company (the “Series A Convertible Preferred Stock”), for a purchase price of $43,000. The transaction closed on June 4, 2020, and the Company received gross proceeds of $43,000 less transaction expenses.

The Series A Purchase Agreement contains customary representations, warranties, including that the Company has filed all reports and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Certificate of Designations, Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (“Certificate of Designations”) also provides for certain events of default, including, among other things, failure to redeem, breaches of representations and warranties, bankruptcy or insolvency proceedings, and failure to comply with the 1934 Act.

The discussion herein regarding the Series A Purchase Agreement is qualified in its entirety by reference to the Series A Purchase Agreement attached hereto as Exhibit 10.1. The discussion herein regarding the Series A Convertible Preferred Stock is qualified in its entirety by reference to the Certificate of Designations filed previously as Exhibit 3.1 to the Current Report on Form 10-K filed on October 21, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 herein is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 herein is incorporated into this Item 3.02 by reference. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual entity and the Company; and (f) the recipient of the securities is an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designations, Preferences, Rights and Limitations of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report filed on Form 8-K on October 21, 2019)
10.1	Form of Securities Purchase Agreement, dated June 2, 2020, between C-Bond Systems, Inc., and Investor

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: June 5, 2020	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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